UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2013

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 12, 2013, Williams Partners L.P. (the “Partnership”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01. Other Events.

On November 12, 2013, the Partnership and Williams Partners GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Partnership of $600 million aggregate principal amount of its 4.500% Senior Notes due 2023 (the “2023 Notes”) and $400 million aggregate principal amount of its 5.800% Senior Notes due 2043 (the “2043 Notes” and, collectively with the 2023 Notes, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 hereto.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-179471) of the Partnership (the “Registration Statement”), and the prospectus supplement dated November 12, 2013 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on November 13, 2013. The Offering is expected to close on November 15, 2013. A legal opinion related to the Registration Statement is filed herewith as Exhibit 5.1.

The Notes will be issued pursuant to an Indenture dated as of November 9, 2010, between the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), to be dated November 15, 2013, between the Partnership and the Trustee. The 2023 Notes and the 2043 Notes will each be represented by a global security, which are included as exhibits to the Fourth Supplemental Indenture. The form of Fourth Supplemental Indenture and the forms of the 2023 Notes and 2043 Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 12, 2013, by and among Williams Partners L.P., Williams Partners GP LLC, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and RBS Securities Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Fourth Supplemental Indenture, to be dated November 15, 2013, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.500% Senior Notes due 2023 (included in Exhibit 4.1).

4.3	Form of 5.800% Senior Notes due 2043 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated November 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, its General Partner

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: November 14, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 12, 2013, by and among Williams Partners L.P., Williams Partners GP LLC, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and RBS Securities Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Fourth Supplemental Indenture, to be dated November 15, 2013, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.500% Senior Notes due 2023 (included in Exhibit 4.1).

4.3	Form of 5.800% Senior Notes due 2043 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated November 12, 2013.